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                                                                    EXHIBIT 23.1

                               AUDITORS' CONSENT

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-80379, 333-32928, 333-32930, and 333-32932) and
Form S-8 (Nos. 333-30943, 333-50519 and 333-41594) of Netergy Networks, Inc.
(formerly 8&8, Inc.) of our report dated August 25, 2000, relating to the financial statements of Uforce Company which appears in this Form 8-K/A.

/s/ Raymond Chabot Grant Thornton

General Partnership
Chartered accountants

Montreal, Canada
September 12, 2000